                                    AGREEMENT

         THIS AGREEMENT (the "Agreement") is entered into as of May 8, 2001 by and between OMNI Energy Services Corp., a Louisiana corporation (the "Company"), and the holders of Series A 8% Convertible Preferred Stock listed on the signature page hereto (the "Shareholders").

         WHEREAS, the Shareholders own all the outstanding shares of Series A 8% Convertible Preferred Stock, no par value per share (the "Series A Preferred"), of the Company;

         WHEREAS, Section B(I) of Article III of the Articles of Incorporation, as amended (the Articles of Incorporation, as amended or supplemented from time to time, shall be referred to herein as the "Articles of Incorporation"), of the Company sets forth the preferences, limitations and relative rights of the Series A Preferred, including, without limitation, the Shareholders rights to convert and to vote the shares of Series A Preferred;

         WHEREAS, the Company is issuing Series B 8% Convertible Preferred Stock, no par value per share (the "Series B Preferred") pursuant to an amendment to the Articles of Incorporation of the Company;

         WHEREAS, in connection with the issuance of the Series B Preferred, the Company and the Shareholders wish to agree to certain amendments to Section B(I) of Article III of the Articles of Incorporation to reflect (i) the change in the conversion rights of the Series A Preferred, (ii) the reduction in the voting rights of the Shareholders, and (iii) the waiver by the Shareholders of any rights to accrue dividends on outstanding shares of the Series A Preferred from April 1, 2001 to June 30, 2002; and

         WHEREAS, capitalized terms not defined herein shall have the meanings given to them in the Articles of Incorporation.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

         1. Amendment to Conversion Rights. Notwithstanding anything to the contrary contained in the Articles of Incorporation or under Louisiana law, the Shareholders hereby agree that, except as provided in Section (B)(I)(C)(iv)(3) of the Articles of Incorporation, the outstanding shares of Series A Preferred shall be convertible only in accordance with the conversion requirements set forth in Section (B)(II)(C)(ii) of the Articles of Incorporation. For purposes of clarity, the Series A Preferred will not be convertible until such time as the EBITDA requirements in (B)(II)(C)(ii)(1) are satisfied (e.g., If $1,000,000 in EBITDA is generated above the Minimum EBITDA Threshold after April 1, 2002, and the Preferred Liquidation Value of the Series A Preferred is $1,000, 2,000 shares of Series A Preferred Shall become convertible). After all of the Series A Preferred becomes convertible in accordance with this Section 1, the Series B Preferred shall become convertible in accordance with Section (B)(II)(C)(ii) of the Articles of Incorporation. In addition, the Shareholders agree that they will be subject to the terms of Section (B)(II)(C)(iii) of the Articles of Incorporation prior to the conversion of any shares of Series A Preferred.

         2. Reduction in Voting Rights. Notwithstanding anything to the contrary contained in the Articles of Incorporation or under Louisiana law, the Shareholders agree that when voting their shares of Series A Preferred and Series B Preferred together with all other classes of capital stock of the Company owned by the Shareholders, the Shareholders' total voting power (with respect to all classes of capital stock owned by the Shareholders, including the Series A Preferred, Series B Preferred and Common Stock) shall not exceed forty-nine percent (49%) of the total outstanding voting power of the Company. For example, assume 5,000,000 shares of Common Stock are outstanding, 1,000 shares of Series A Preferred are outstanding, 1,000 Series B Voting Shares are outstanding, and the holders of Series B Preferred and Series A Preferred own 1,000,000 shares of Common Stock of the Company. Assume further that the 1,000 shares of Series A Preferred are convertible into 1,333,333 shares of Common Stock for voting purposes and that the Series B Voting Shares are convertible into 800,000 shares of Common Stock for voting purposes. In this example, the total voting power of the holders of Series B Preferred and Series A Preferred will exceed forty-nine percent (49%) of the total outstanding voting power of the Company. Therefore, the voting power of the holders of Series B Preferred Stock and Series A Preferred shall be reduced such that their total voting power (including the Common Stock) shall not exceed 49% of the voting power.

         3. Waiver of Dividends. By execution of this Agreement, the Shareholders hereby waive any rights to dividends on the outstanding shares of Series A Preferred accruing from April 1, 2001 to June 30, 2002, and hereby agree that the payment or declaration of any dividends to the holders of Series A Preferred under the Articles of Incorporation shall be subject to the prior approval of the Company's senior lender.

         4. Ratification. Except as expressly amended by this Agreement, the Articles of Incorporation shall remain in full force and effect. If there is a conflict between the terms of this Agreement and the Articles of Incorporation, the terms of this Agreement shall control.

         5. Multiple Counterparts. This Agreement may be executed in any manner of multiple originals by the Company and the Shareholders, each of which shall be deemed to be an original and all of which shall constitute collectively one agreement.

         6. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and the Shareholders and their respective heirs, devisees, administrators, executors, personal representatives, successors and assigns.

         7. Choice of Law. THIS AGREEMENT IS GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                            [SIGNATURE PAGE FOLLOWS]


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


         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                 OMNI ENERGY SERVICES CORP.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 ADVANTAGE CAPITAL PARTNERS VI LIMITED
                                 PARTNERSHIP

                                 By: ADVANTAGE CAPITAL NOLA VI, L.L.C., its General Partner


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 ADVANTAGE CAPITAL PARTNERS X LIMITED
                                 PARTNERSHIP

                                 By:    ADVANTAGE CAPITAL NOLA X, L.L.C., its
                                        General Partner


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 ADVANTAGE CAPITAL PARTNERS V LIMITED
                                 PARTNERSHIP

                                 By: ADVANTAGE CAPITAL ADVISORS, L.L.C., its General Partner


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


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


                                 ADVANTAGE CAPITAL PARTNERS VII LIMITED
                                 PARTNERSHIP

                                 By: ADVANTAGE CAPITAL NOLA VII, L.L.C., its General Partner


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 ADVANTAGE CAPITAL PARTNERS VIII LIMITED
                                 PARTNERSHIP

                                 By: ADVANTAGE CAPITAL NOLA VIII, L.L.C., its General Partner


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


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